UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement,
dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On February 16, 2006, Discover Card Master Trust I and Discover Bank filed a registration statement on Form S-3 (File No. 333-131898-01) with the Securities and Exchange Commission in connection with the registration of $1,000,000 of Credit Card Pass-Through Certificates to be issued by Discover Card Master Trust I, which registration statement included a form of prospectus supplement and prospectus intended to comply with the requirements of Regulation AB. A form of preliminary prospectus supplement and prospectus intended to comply with the requirements of Regulation AB are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 99.1	Form of preliminary prospectus supplement and prospectus relating to the issuance of Credit Card Pass-Through Certificates by Discover Card Master Trust I.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: February 21, 2006		By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 99.1	Form of preliminary prospectus supplement and prospectus relating to the issuance of Credit Card Pass-Through Certificates by Discover Card Master Trust I.